Deeply rooted in our community.
May 17, 2011

Safe Harbor Statement
 Today’s  presentations may include forward-looking statements.  These statements represent the  company's beliefs regarding future events that, by their nature, are uncertain and outside of the  company’s control. The company’s actual results and financial condition may differ, possibly materially, from what is indicated in these forward-looking statements. For a discussion of some of the risks and factors that could affect the company’s future results, please see the description of Risk Factors in our current annual report on Form 10-K for the year ended December 31, 2010.

FAUQUIER BANKSHARES, INC.

Recession….and Aftermath
FAUQUIER BANKSHARES, INC.
Recession began in late 2007 and “ended” late 2009.

The post-recessionary impacts during 2010 and 2011 include:
➢ National uncertainty regarding employment, commodity prices, regulation and taxation, etc.
➢ Businesses reluctant to make changes.
➢ Excessive real estate inventory and low valuations.
➢ Decreased demand for loans by borrowers.
➢ Continued historically low interest rates.
➢ Increased liquidity.
➢ Increased regulatory oversight on financial institutions and ….
➢ Political “meddling”

Source: MRIS
FAUQUIER BANKSHARES, INC.
Percent Change (2010 - 2009)
Fauquier    4.40%
Manassas City  20.00%
Prince William County 20.29%

Foreclosures fall in D. C. Region
FAUQUIER BANKSHARES, INC.

Bank industry experts say, however, that home foreclosures probably will pick up now that lenders have lifted a moratorium that allowed them to sort through foreclosure paperwork errors.
SOURCE: RealtyTrac. The Washington Post. Published on May 13, 2011, 7:16 p.m.

Unemployment Rates

FAUQUIER BANKSHARES, INC.

Bank Failures and Bank Stocks
1987 - 2011
FAUQUIER BANKSHARES, INC.
Sources: SNL Financial and FDIC
Number of bank failures excludes transactions classified by the FDIC as “assistance transactions”.

Dividend Data - Banking Industry
FAUQUIER BANKSHARES, INC.

Dividends cut
over 50%
nationwide

FAUQUIER BANKSHARES, INC.
Source: SNL Financial - As of May 5, 2011
Stock Chart - Price/Tangible Book
(January 4, 1993 - April 30, 2011)

FAUQUIER BANKSHARES, INC.
Source: SNL Financial - As of May 5, 2011
Stock Chart - Price/EPS
(January 4, 1993 - April 30, 2011)

SNL 13.2

Financial Condition
FAUQUIER BANKSHARES, INC.

FAUQUIER BANKSHARES, INC.

Loans, Net
FAUQUIER BANKSHARES, INC.
Source: Fauquier Bankshares Financials
As of December 31, unless otherwise noted.
5 YR - CAGR - 12/31/2005 - 12/31/2010

Nonperforming Loans to Period End Loans
Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2010/2009/2008) - Data currently not available for peer Q1 2011
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Sources: BHC Performance Report and Fauquier Bankshares Financials as of December 31, unless noted otherwise.
FAUQUIER BANKSHARES, INC.

Loan Losses (Net of Recoveries)
As a Percentage of Average Total Loans
FAUQUIER BANKSHARES, INC.
Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2010/2009/2008) - Data currently not available for peer Q1 2011
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Sources: BHC Performance Report and Fauquier Bankshares Financials as of December 31, unless noted otherwise. Q1 data is annualized.

FAUQUIER BANKSHARES, INC.
Allowance for Loan Loss
As a Percentage of Total Loans
Year  Percentile
2010  23
2009  16
2008  28
2007  27

Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2010/2009/2008) - Data currently not available for peer Q1 2011
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Sources: BHC Performance Report and Fauquier Bankshares Financials as of December 31, unless noted otherwise.

FAUQUIER BANKSHARES, INC.
Allowance for Loan Loss
As a Percentage of 90 Days Past Due & Nonaccrual Loans
Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2010/2009/2008) - Data currently not available for peer Q1 2011
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Sources: BHC Performance Report and Fauquier Bankshares Financials as of December 31, unless noted otherwise.

Total Deposits
FAUQUIER BANKSHARES, INC.
Source: Fauquier Bankshares Financials
As of December 31, unless otherwise noted.
5 YR - CAGR - 12/31/2005 - 12/31/2010

FAUQUIER BANKSHARES, INC.
Average Daily Balances for Three Months Ended March 31, 2011
Transaction Account Growth Average Daily Balances for Three Months Ended March 31
	2011	2010	% Change
DDA	$71,194	$63,722	11.73%
NOW	$135,822	$90,863	49.48%
Totals	$207,016	$154,585	33.92%
Source: Fauquier Bankshares Financials

➢CDARS are large-dollar investments of local depositors
   in FDIC insured CDs.
➢Brokered CDs are used to offset interest rate risk.

Fauquier County, Western Prince William County and
Manassas City Deposit Market Share

Financial Institution	Current Number of Branches	Total Deposits 2010 ($000)	Total Deposits 2009 ($000)	Year to Year Deposit Change 2010	Market Share 2010	Market Share 2009

Fauquier Bankshares	10	493,053	412,892	19.41	14.04%	12.41%
Suntrust Bank	7	428,557	417,666	2.61	12.20%	12.55%

Bank of America Corp.	4	192,607	184,549	4.37	5.48%	5.55%
Capital One Financial Corp	8	139,108	154,882	(10.18)	3.96%	4.66%
PNC Financial Services Group	7	129,330	151,671	(14.73)	3.68%	4.56%

Virginia Commerce Bank	2	118,727	102,985	15.29	3.38%	3.10%

Total	86	$3,511,722	$3,327,135	5.55%	100%	100%
Source: FDIC - Deposit Market Share Report Data as of June 30, 2010
FAUQUIER BANKSHARES, INC.

FAUQUIER BANKSHARES, INC.

Tangible Equity to Assets Ratio
Source: Fauquier Bankshares Financials
As of December 31, unless otherwise noted.

FAUQUIER BANKSHARES, INC.

Leverage Ratio
Source: Fauquier Bankshares Financials
As of December 31, unless otherwise noted.

FAUQUIER BANKSHARES, INC.

Tier 1 Risk-Based Capital Ratio
“Well Capitalized” Threshold 6%
Source: Fauquier Bankshares Financials
As of December 31, unless otherwise noted.

FAUQUIER BANKSHARES, INC.

Total Risk-Based Capital Ratio
Source: Fauquier Bankshares Financials
As of December 31, unless otherwise noted.

Financial Performance
and Goals
FAUQUIER BANKSHARES, INC.

Earnings Per Share, Diluted
FAUQUIER BANKSHARES, INC.

Net Income
 $3.4MM
Net Income
 $3.7MM
Net Income
 $3.7MM
Source: Fauquier Bankshares Financials
As of December 31, unless otherwise noted.
1Q 2011 data is annualized based on $.25 per share and net income of $921,000 as of March 31, 2011.

Return on Average Equity (ROAE)
FAUQUIER BANKSHARES, INC.
Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2010/2009/2008) - Data currently not available for peer Q1 2011
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Sources: BHC Performance Report and Fauquier Bankshares Financials as of December 31, unless noted otherwise.

Net Income (ROAA)
(As a Percent of Average Assets)
FAUQUIER BANKSHARES, INC.
 Year  Percentile
 2010  61
 2009  69
 2008  65
 2007  59

Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2010/2009/2008) - Data currently not available for peer Q1 2011
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Sources: BHC Performance Report and Fauquier Bankshares Financials as of December 31, unless noted otherwise.

Net Interest Margin*

FAUQUIER BANKSHARES, INC.
Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2010/2009/2008) - Data currently not available for peer Q1 2011
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Source: BHC Performance Report and Fauquier Bankshares Financials - as of December 31

Cost of Funds

FAUQUIER BANKSHARES, INC.
Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2010/2009/2008) - Data currently not available for peer Q1 2011
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Sources: BHC Performance Report and Fauquier Bankshares Financials as of December 31, unless noted otherwise.

Total Non-Interest Income
As a Percent of Adjusted Operating Income (TE)
FAUQUIER BANKSHARES, INC.
31
Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2010/2009/2008) - Data currently not available for peer Q1 2011
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Sources: BHC Performance Report and Fauquier Bankshares Financials as of December 31, unless noted otherwise.

Assets Under Management
(At Market Value)
FAUQUIER BANKSHARES, INC.
Source: Wealth Management Services Statement of Condition and SNL - As of December 31, unless otherwise noted
S&P 500 Index

Efficiency Ratio
FAUQUIER BANKSHARES, INC.

Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2010/2009/2008) - Data currently not available for peer Q1 2011
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Sources: BHC Performance Report and Fauquier Bankshares Financials as of December 31, unless noted otherwise.
Efficiency ratio is computed by dividing non-interest expense by adjusted operating income on a taxable equivalent basis.
 Year  Percentile
 2010  51
 2009  50
 2008  34
 2007  51

FAUQUIER BANKSHARES, INC.

 Year  Percentile
 2010  50
 2009  46
 2008  18
 2007  45

Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2010/2009/2008) - Data currently not available for peer Q1 2011
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Sources: BHC Performance Report and Fauquier Bankshares Financialas of December 31, unless noted otherwise.

FDIC Expense
FAUQUIER BANKSHARES, INC.
In April 2007, the Bank received a one-time assessment credit in the amount of $208,820. The credit was taken over the last three quarters of 2007 and first quarter of 2008.

Pooled Trust Preferred Securities
FAUQUIER BANKSHARES, INC.
➢In 1996, The Federal Reserve first approved issuance of Preferred Trust
  Securities. In 2000, Pooled Trust Securities were developed.
➢These pooled securities are corporate bonds that are “Class B” or subordinated “mezzanine” tranche of pooled trust preferred securities. The trust preferred securities are collateralized by the interest and principal payments made on trust preferred capital offerings by a geographically diversified pool of approximately 60 different financial institutions located throughout the United States.
➢At purchase in 2003 & 2004, all four securities received a Moody’s rating of
  A2 for Class B.

Pooled Trust Preferred Securities
FAUQUIER BANKSHARES, INC.
Issue	X	XI	XIV	XV	Total
Date of purchase	6/26/2003	9/17/2003	6/17/2004	9/20/2004
Issue size ($M)	$ 581	$ 670	$ 504	$ 625	$ 2,380
Financial institutions (No.)	61	69	65	60	228*
States (No.)	29	28	34	30	30**
TFB's share of the pool	0.17%	0.30%	0.40%	0.16%	.029%***

TFB’s Investment	$ 1,000,000	$ 2,000,000	$ 2,000,000	$ 1,000,000	$ 6,000,000
As of March 31, 2011 Cumulative amount of OTTI loss	640,706	385,564	749,336	466,388	2,241,994
Cost, net of OTTI loss	$ 359,294	$ 1,614,436	$ 1,250,664	$ 533,612	$ 3,758,006

Cumlative other comprehensive loss, net of tax benefit	$ 228,157	$ 899,306	$ 796,017	$ 343,268	$ 2,266,748

Fair Value	$ 13,601	$ 251,851	$ 44,578	$ 13,509	$ 323,539
*Unique institutions in each pool.
**Average
***Weighted average

Bank Failures and Bank Stocks
1987 - 2011
FAUQUIER BANKSHARES, INC.
Sources: SNL Financial and FDIC
Number of bank failures excludes transactions classified by the FDIC as “assistance transactions”.

Stock Total Return Performance
Source: SNL Financial as of 5/10/2011 - SNL indices are weighted by the market capitalization of the company.
FAUQUIER BANKSHARES, INC.
39
Index	Over Last Year	Over Last Two Years	Over Last Three Years	Over Last Five Years	Over Last Ten Years	Since Going Public (1997)
FBSS	(24.80%)	10.36%	(17.99%)	(36.31%)	105.95%	197.21%
SNL $500M - $1B	3.09%	5.22%	(29.44%)	(44.40%)	49.31%	81.61%
SNL $250M - $500M	(0.93%)	10.03%	(35.98%)	(49.65%)	39.07%	12.82%
SNL Banks	(2.29%)	9.22%	(34.01%)	(48.72%)	(19.98%)	69.65%

Stock Total Return Performance
(September 1, 1997 - May 9, 2011)
FAUQUIER BANKSHARES, INC.
Source: SNL Financial - May 10, 2011
12.82

FAUQUIER BANKSHARES, INC.
Source: SNL Financial - As of May 5, 2011
Stock Chart - Price/EPS
(January 4, 1993 - April 30, 2011)

SNL 13.2

FAUQUIER BANKSHARES, INC.
Source: SNL Financial - As of May 5, 2011
Stock Chart - Price/EPS
(Feb 1, 1999- April 30, 2011)

FBSS 13.1
SNL 13.2

FAUQUIER BANKSHARES, INC.
Source: SNL Financial - As of May 5, 2011
Stock Chart - Price/Tangible Book
(January 4, 1993 - April 30, 2011)

FAUQUIER BANKSHARES, INC.
Source: SNL Financial - As of May 5, 2011
Stock Chart - Price/Tangible Book
(July 1, 1997- April 30, 2011)

FBSS 107.0
SNL 102.2

Virginia Banks - Dividend Comparison
FAUQUIER BANKSHARES, INC.
➢ 62 Virginia banks on North American Exchanges
➢ 41 paid dividends during the past three years
➢ 27 banks, or 66%, have cut their dividend
➢ Average cut was 75% with10 banks cutting their dividend by 100%
➢ 5 banks, or 12%, have increased their dividend
➢ 8 banks, or 20% maintained their dividend
➢ 1 bank initiated a new dividend

Source: SNL - As of April 22, 2011

Contact Information
Investor Relations Contacts
Randy K. Ferrell
President & Chief Executive Officer
randy.ferrell@fauquierbank.com
Eric P. Graap
Executive Vice President
& Chief Financial Officer
eric.graap@fauquierbank.com
Valerie Barlowe
Investor Relations Coordinator
valerie.barlowe@fauquierbank.com
www.fauquierbank.com
MAIN OFFICE
THE PLAINS
VIEW TREE
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OLD TOWN MANASSAS
SUDLEY ROAD
NEW BALTIMORE
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FAUQUIER BANKSHARES, INC.
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